Exhibit 99.1

BullFrog AI CEO Vin Singh to Present at the Gujarati Physicians Convention 2023

More than 1,000 physicians expected to attend the Continuing Medical Education program, where this year’s scientific program theme is “Futuristic Medicine”

Gaithersburg, MD – June 9, 2023 – BullFrog AI Holdings, Inc. (NASDAQ:BFRG; BFRGW) (“BullFrog AI” or the “Company”), a precision medicine company using AI and machine learning to enable the successful development of pharmaceuticals and biologics by predicting which patients will respond to therapies in development, today announced its CEO Vin Singh will present at the Gujarati Physicians Convention in Atlantic City, New Jersey on June 10, 2023 at 11 a.m. ET.

The Gujarati Physicians Convention is an annual event held by the Baroda Medical College Alumni Association and is part of Continuing Medical Education (CME). This year’s scientific program theme is “Futuristic Medicine.” The convention brings together Gujarati-American physicians from all over the United States to network, learn about new medical advances, and celebrate their Gujarati heritage.

More than 1,000 physicians are expected to attend the 2023 convention, which features a variety of speakers, CME workshops, and social events. Speakers will include leading experts in a variety of medical fields, including cardiology, oncology, and pediatrics. Workshops will cover topics such as medical coding, patient safety, and stress management.

About BullFrog AI

BullFrog AI is a precision medicine company using AI and machine learning to enable the successful development of pharmaceuticals and biologics by predicting which patients will respond to therapies in development. Through its collaborations with leading research institutions, including Johns Hopkins University, BullFrog AI is at the forefront of AI-driven drug development using its proprietary bfLEAP™ artificial intelligence platform. BullFrog AI is deploying bfLEAP™ for use at several critical stages of development with the intention of streamlining data analytics in therapeutics development, decreasing the overall development costs by decreasing failure rates for new therapeutics.

For more information visit BullFrog AI at

Website: https://bullfrogai.com

LinkedIn: https://www.linkedin.com/company/bullfrogai/

Safe Harbor Statement

This press release contains forward-looking statements. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Contact:

Dave Gentry

RedChip Companies, Inc.

BFRG@redchip.com

800-733-2447

SOURCE: BullFrog AI Holdings, Inc.